UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2018

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

The following information is furnished under Item 2.02 – Results of Operations and Financial Condition and Item 7.01 – Regulation FD Disclosure:

On July 18, 2018, American Express Company (the "Company") issued a press release regarding its financial results for the second quarter of 2018. A copy of such press release is attached to this report as Exhibit 99.1. The Company also made available additional information relating to the financial results for the second quarter of 2018. Such additional financial information is attached to this report as Exhibit 99.2.

An investor conference call will be held at 5:00 p.m. (ET) on July 18, 2018 to discuss second-quarter earnings results. Live audio and presentation slides for the investor conference call will be available to the general public on the American Express Investor Relations website at http://ir.americanexpress.com. A replay of the conference call will be available at the same website address. This quarter, there will also be a listen-only conference call available to the general public at 1-800-260-0719, participant access code 452125.  The presentation slides will also be available on the American Express website at http://about.americanexpress.com.

Exhibit	Description

99.1	Press Release, dated July 18, 2018, of American Express Company regarding its financial results for the second quarter of 2018.
99.2	Additional information relating to the financial results of American Express Company for the second quarter of 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Tangela S. Richter
Name: Tangela S. Richter
Title: Corporate Secretary

Date: July 18, 2018